SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C.  20549

                                  Form 8-K

                              CURRENT REPORT

                      Pursuant to Section 13 or 15(d) of
                      The Securities Exchange Act of 1934

                                October 3, 1997
                                ---------------
                                Date of Report
                        (Date of earliest event reported)

                         PENNROCK FINANCIAL SERVICES CORP.
                         ----------------------------------
                (Exact name of registrant as specified in its charter)

             Pennsylvania             0-15040           23-2400021
            --------------          ----------        -------------
     (State or other jurisdiction   Commission        (IRS Employer
       of incorporation)            File Number)     Identification No.)



                 1060 Main Street, Blue Ball, PA                 17506
             -----------------------------------------        ----------
              (Address of principal executive office)         (Zip Code)

                                      N/A
            ---------------------------------------------------------
          (Former name or former address, if changes since last report)

Item 5.  Other Events.
         -------------

On October 3, 1997, PennRock Financial Services Corp. announced the closure of its mortgage banking subsidiary. A copy of the press release issued by PennRock is attached as Exhibit 99 and incorporated by reference herein.

Item 7.  Financial Statements and Exhibits.
         ----------------------------------

       (c)  Exhibits
       The following exhibits are filed herewith:

       Exhibit
       Number            Description           Page Number
     ----------   --------------------------   ------------
         99         Press Release dated             3
                    October 3, 1997 of PennRock
                    Financial Services Corp.

                          SIGNATURE
                        ------------

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          PENNROCK FINANCIAL SERVICES CORP.

                                          By: /s/ Melvin Pankuch
                                          ---------------------------------
                                          Melvin Pankuch, Executive Vice
                                          President and Chief Executive
                                          Officer

Dated:  October 3, 1997